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                              TENDEX, INC.

                 2000 SENIOR EXECUTIVE STOCK PURCHASE PLAN

1. PURPOSE. The purpose of this Plan is to promote the interest of the Corporation and its stockholders by strengthening the reasonability of the Corporation and its Parent and Subsidiaries to attract, motivate and retain senior executives, consultants and advisors with valued training, experience and ability, and to provide a means to encourage stock ownership and a proprietary interest in the Corporation to valued senior executives, consultants and advisors. This Plan, and offers and sales of securities pursuant hereto, is intended to meet the requirements of, and qualify under, Rule 506 promulgated under the Securities Act, as such rule may be amended from time to time, and offers and sales of securities pursuant hereto are therefore intended to be exempt from the registration requirements of the Securities Act if and for so long as the Corporation is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act.

2.     DEFINITIONS
       2.1 "Administrator" shall mean the administrator of this Plan, which may be, at the sole discretion of the Board of Directors, either the Board of Directors as a whole or the Committee.

       2.2 "Award" shall mean an Option or other award granted to a Participant under this Plan.

       2.3 "Board of Directors" shall mean the Board of Directors of the Corporation.

       2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

       2.5 "Committee" shall mean such committee, if any, designated by the Board of Directors to administrator this Plan.

       2.6     "Corporation" shall mean Tendex, Inc., a Delaware corporation.

       2.7 "Corporations Code" shall mean the Corporations Code of the State of California.

       2.8 "Employee" shall mean any executive officer or employee of the Corporation, or any Parent or Subsidiary.

       2.9 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

       2.10 "Fair Market Value" shall meant the fair market value of a share of Stock as determined pursuant to Section 6.6.

       2.11 "Parent or Subsidiary" shall mean any "parent" or "subsidiary" of the Corporation, as such terms are defined in Section 424 of the Code, and shall include any parent of the Corporation, any majority-owned subsidiary of any parent of the Corporation as contemplated by Rule 701 promolgated under the Securities Act.

          2.12. "Participant" shall mean any Employee of, or consultant or advisor to, the Corporation, or any Parent or Subsidiary, who has been determined by the Administrator to be eligible to receive Award under this Plan.


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          2.13     "Participant" shall mean any Employee of, or consultant or advisor to, the Corporation, or any Parent or Subsidiary, who has been determined by the Administrator by the Administrator to be eligible to receive Awards under this Plan.

          2.14. "Plan" shall mean the Tendex 2000 Senior Executive Stock Purchase Plan, as it may be amended from time to time.

          2.15. "Purchase Rights" shall mean the right to buy shares of Stock at a designated price granted by the Administrator to a Participant under this Plan.

          2.16. "Securities Act" shall mean the Securities Act of 1933, as amended.

          2.17. "Subscription Agreement" shall mean an agreement, in such form as the Administrator shall determine pursuant to which a Participant elects to purchase Stock and which sets Forth the terms and conditions of such purchase.

     3.   ADMINISTRATION

          3.1 ADMINISTRATOR. This Plan shall be administered by the Administrator.

          3.2     COMMITTEE

                  3.21 Members. The Committee, if any, shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the COmmittee in a meeting at which a quorum is present and acts approved in writing by all of the members of the Committee shall be valid acts of the Committee. No member of the Committee shall vote on any matter concerning his or her own participation in this Plan. Employees of a Parent or Subsidiary may serve on the Committee.

                  3.22 TERM. The members of the COmmittee, if any, shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

       3.3 AUTHORITY. The Board of Directors shall have sole discretion and authority to grant Purchase Rights under this Plan to Participants at such times, under such terms, under such terms and in such amounts as it may decide. Subject to the express provisions of this Plan, the Administrator shall have complete authority to interpret this Plan, to prescribe, amend and rescind the rules and regulations relating to this Plan, to determine the details and provisions of any Subscription Agreement and to make all other determinations necessary or advisable for the administration of this Plan.

       3.4 INTERPRETATION. The interpretation and construction by the Administrator of any provisions of this Plan or of any Purchase Right granted under this Plan shall be final and binding on all parties having an interest in this Plan or any Purchase Right granted hereunder. The Administrator shall not be liable for any action or determination made in good faith with respect to this Plan or any Purchase Right granted under this Plan.


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       4.      ELIGIBILITY. All members of the Corporation's or any Parent's or Subsidiary's, senior management who hold the title "Senior Vice PResident" or above or other employees, consultants and advisors who otherwise qualify as an "accredited investor," as such term in defined in Rule 501 under the Securities Act shall be eligible to receive Purchase Rights under this Plan. The selection of Participants shall be within the sole and absolute discretion of the Administrator. No Participant shall be allowed to purchase shares of Stock under this Plan unless such Participation has executed a Subscription Agreement and an Accredited Investor Certification Form.

        5. SHARES OF STOCK SUBJECT TO THIS PLAN. The aggregate number of shares subject to outstanding Purchase Rights shall not exceed 4,225,000 shares of Stock (subject to adjustment as provided in Section 7). If any Purchase Right granted hereunder shall expire or terminate for any reason without having been exercised in full the unpurchased shares subject thereto shall again be available for purposes of this Plan.

         6. TERMS AND CONDITIONS OF PURCHASE RIGHTS. Any shares of Stock purchased pursuant to this Plan shall be evidenced by a Subscription Agreement which agreement shall comply with and be subject to he following terms and conditions:

         6.1 NUMBER OF SHARES. Each Subscription Agreement shall state the number of shares of Stock to which it pertains.

         6.2 PURCHASE PRICE. Each Subscription Agreement shall state the purchase price, which shall be no less than Fair Market Value of the Stock, as determined in the manner set forth in Section 6.6

         6.3 TERM OF PURCHASE RIGHT. The term of a Purchase Right granted hereunder shall be determined by the Administrator at the time of grant, but shall not exceed thirty (30) days from the date of grant. In no event shall any Purchase Right be exercisable after the expiration of its term.

         6.4 Method of Exercise. A Participant shall exercise a Pruchase Right by delivering an executed Subscription Agreement to the Administrator. SUch Subscription Agreement shall state the number of shares to be purchased. Upon delivery o fan executed Subscription Agreement and receipt of the purchase price of the shares of Stock being purchased the Administrator shall deliver as soon as practicable to such Participant at the principal office of the Corporation, or such other appropriate place as may be determined by the Administrator, a certificate for such shares. Notwithstanding the foregoing, the Administrator may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange.

          6.5 Method and Time of Payment. The purchase price shall be payable in full on or before the Purchase Date by check or money order.

          6.6 Fair Market Value. Except as otherwise may be provide in the subscription Agreement governing a grant of Purchase Rights, the Fair Market Value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

               6.6.1 If the Stock at the time is neither listed nor admitted to tradingon any stock exchange nor traded in the over-the-counter market, then the Fair Market Value shall be determined in good faith by the Administrator based on an independent third party valuation or such other means as the Administrator shall deem appropriate.


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              6.6.2 If the Stock at the time initiated or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing sales price of one share of Stock on the date in question on the stock exchange determined by the Administrator to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the Fair Market Value shall be the closing sales price on the exchange on the last preceding date for which such quotation exists.

              6.6.3 If the Stock at the time is neither listed nor admitted to trading on any stock exchange but is traded in the over-the-counter market, then the Fair Market Value shall be the mean between the highest bid and lowest ask prices (or, if such information is available, the closing sales price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and ask prices (or closing sales price) for the Stock on the date in questions, then the Fair Market Value shall be the mean between the highest bid and lowest ask price (or the closing sales price) on the last preceding date for which such quotations exist.

    7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         7.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by the stockholders of the Corporation, if the outstanding shares of Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, spin off, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares provided in Section 5, (b) the number and kind of shares, units or other securities subject to the then-outstanding Awards and (x) the price for each share or other unit of any other securities subject to then-outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions. No fractional interest shall be issued under this Plan on account of any such adjustments.

         7.2 ADJUSTMENTS. To the extent that the foregoing adjustments relate to capital stock or securities of the Corporation, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

         7.3 ABILITY TO ADJUST. The grant of a Purchase Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business assets.

         7.4 NOTICE OF ADJUSTMENT. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section 7, the Corporation shall forthwith deliver notice of such action to each Participant, which notice shall set forth the number of shares subject to the Purchase Right and the purchase price thereto resulting from such adjustment.

    8.   NONASSIGNABILITY; RIGHT OF FIRST REFUSAL.

         8.1 Purchase Rights granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of ?????? succession, and may be exercised during the lifetime of a Participant only by such Participant. Any transfer by a Participant of any Purchase Right granted under this Plan in violation of this Section 8 shall void such Purchase Right, and


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any Subscription Agreement entered into by such Participant and the
Corporation regarding such transferred Purchase Right shall be void and have no further force or effect. No Purchase Right shall be pledged or hypothecated in any way, nor shall any Purchase Right be subject to execution, attachment or similar process.

         8.2 Except as provided below, any shares of Stock issued pursuant to any Purchase Right, together with any rights, securities or additional stock that has been received pursuant to Section 7, shall be subject to a right of first refusal by the Corporation in the event the holder of such shares proposes to sell, pledge or otherwise transfer such shares or any interest in such shares to any person or entity. Any holder of shares of Stock or other securities acquired under any Purchase Right desiring to transfer such shares Stock or other securities or any interest therein shall give written notice to the Corporation describing the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and terms and the name and address of the proposed transferee. Unless otherwise agreed to by the Corporation and the holder of such shares, the Corporation shall have a right of first refusal to repurchase the shares at the price at which the shares were to be sold; provided, however, that if the Administrator determines that such price is in excess of the Fair Market Value of such shares, Tendex shall have the right, (but not the obligation) to purchase such shares for their Fair Market Value.

         8.3 If the Corporation fails to exercise its right of first refusal within 10 days from the date upon which the Corporation received the stockholders written notice, the stockholder may, within the next 90 days, conclude a transfer of the exact number of shares covered by said notice on terms not more favorable to the transferee than those described in the notice. Except as provided below, any subsequent proposed transfer by such transferee shall again be subject to the Corporation's right of first refusal. If the Corporation exercises its right of first refusal, the stockholder shall endorse and deliver to the Corporation the stock certificates representing the shares being repurchased, and the Corporation shall promptly pay the stockholder the total repurchase price. The holders of shares being repurchased pursuant to the Corporation's right of first refusal shall cease to have any rights with respect to such shares immediately upon repurchase.

         8.4 No written notice of a proposed transfer shall be required under this Plan and no right of first refusal shall exist with respect to transfers by will or the laws of ???????? succession.

         8.5 Any attempted transfer of any shares of Stock or securities subject to this right of first refusal that is not made in compliance with this Plan shall be null and void.

         8.6 The Administrator may assist the Corporation's right of first refusal under this Plan to any person selected by the Administrator, including one or more or the stockholders of the Corporation.

         8.7 The right of first refusal set forth in this Plan shall terminate upon the consummation of a firmly underwritten offering of the Company's Stock.

    9. TERM OF PLAN. This Plan is effective on the date this Plan is adopted by the Board of Directors. This Plan shall terminate ten (10) years after the date of adoption. Termination of this Plan shall not affect any Purchase Right theretofore granted.

    10.  AMENDMENT AND TERMINATION.

         10.1 The Administrator shall have the power, in its discretion, to amend, suspend or terminate this Plan at any time. The Administrator may amend this Plan to address administrative matters but may not, however, amend this Plan in any material respect, including, without limitation, to increase


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the number of shares of Stock that may be issued, transferred or exercised pursuant to Purchase Rights granted under this Plan or change the types or terms of Purchase Rights that may be granted under this Plan, without the approval of the stockholders of the Corporation.

         10.2 The Administrator may, with the consent of a Participant, make such modifications in the terms and conditions of a Subscription Agreement as it deems advisable.

         10.3 No amendment, suspension or termination of this Plan shall, without the consent of a Participant, alter, terminate, impair or adversely affect any right or obligation under any Purchase Right previously granted to such Participant under this Plan.

    11.  GENERAL PROVISIONS.

         11.1 APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS. This Plan shall not take effect until approved by the Board of Directors. This Plan shall be approved by a vote of the stockholders of the Corporation within twelve (12) months from the date of approval by the Board of Directors. No Purchase Right may be exercisable prior to the time this Plan is approved by the stockholders of the Corporation. In the event such stockholder vote is not obtained, all Purchase Rights granted hereunder, whether vested or unvested, shall be null and void.

         11.2 SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any Purchase Rights under this Plan or to sell, issue or effect any transfer of shares of Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to the exercise of any Purchase Right, a Participant shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Securities Act or any applicable state securities law.

         11.3 RESTRICTIVE LEGENDS. The certificates representing the shares of Stock issued pursuant to a Purchase Right will bear the following legends giving notice of restrictions on transfer of such shares under the Act and this Plan, as follows:

              (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED OR TRANSFERRED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON AN EXEMPTION AFFORDED BY SUCH ACT. NO SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE OF THESE SHARES SHALL BE MADE, NO ATTEMPTED SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE SHALL BE VALID AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

              (b) SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED _______ AND A STOCK PURCHASE PLAN DATED JANUARY 11, 2000, AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE INSPECTED AT THE CORPORATIONS PRINCIPAL OFFICE.


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              (c) Any other legends required by applicable state securities laws as determined by the Committee.

         11.4. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Subscription Agreement, the exercise of any Purchase Right shall be conditioned upon payment by a Participant in cash or other provisions satisfactory to the Administrator, including shares of Stock, of all local, state, federal or other withholding taxes applicable, in the Administrator's judgement, to the exercise of a Purchase Right or to the subsequent disposition of shares acquired upon such exercise (including any repurchase of a Purchase Right or shares of Stock).

         11.5. RESERVATION OF SHARES. The Corporation, during the terms of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of this Plan.

         11.6. MANDATORY ARBITRATION. In the event of any dispute between the Corporation and a Participant regarding this Plan, the dispute and any issue as to the arbittability of such dispute shall be settled to the exclusion of a court of law, by arbitration in Santa Clara County, by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

         11.7. PARACHUTE PAYMENTS. No outstanding Purchase Right or shares of Stock acquired upon the exercise of a Purchase Right granted under this Plan shall have any restrictions thereon accelerated or removed to the extent any such acceleration or removal would, when added to the present value of other payments in the nature of compensation that becomes due and payable to a Participant, result in the payment to such Participant of an excess parachute payment as determined under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Administrator.

         11.8. NOTICES. Any notice to be given under the terms of this Plan shall be addressed to the Corporation at its principal office in care of its Secretary, and any notice to be given to a Participant shall be addressed to such Participant at the address maintained by the Corporation for such Participant or at such other address as such Participant may specify in writing to the Corporation.

         11.9. INFORMATION. The Corporation shall provide financial statements at least annually to all Participants.

         11.10. NO RIGHT TO EMPLOYMENT. Neither the grant nor exercise of a Purchase Right nor anything in this Plan or any Subscription Agreement shall impose upon the Corporation, or any Parent or Subsidiary, any obligation to employ or continue to employ a Participant. The right of the Corporation, or any Parent or Subsidiary, to terminate a Participant's employment shall not be diminished or affected because a Purchase Right has been granted a Participant.

         11.11. NO RIGHTS AS A STOCKHOLDER. A Participant or his or her successor shall have no rights as a stockholder of the Corporation with respect to any shares of Stock underlying any Purchase Right until the date of the issuance to such Participant of a certificate for such shares of Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other


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rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7.

         11.12. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of shares of Stock pursuant to the exercise of Purchase Rights may be used for general corporate purposes.

         11.13. NO OBLIGATION TO EXERCISE PURCHASE RIGHT. The grant of a Purchase Right shall not impose any obligation upon a Participant to exercise such Purchase Right.

         11.14. GOVERNING LAW. This plan and any Purchase Rights granted hereunder shall be governed by the laws of the State of Delaware and applicable federal law.

         11.15. OTHER PROVISIONS. A subscription Agreement may contain such other provisions, including, without limitation, provisions regarding the timing of purchases, restrictions or conditions upon purchases, repurchase rights applicable to shares and restrictions on the transfer of shares, as the Administrator shall deem advisable.

      As adopted by the Board of Directors as of January 11, 2000.

                                       TENDEX, INC., a Delaware corporation


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